UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2023

Lamb Weston Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-37830	61-1797411
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

599 S. Rivershore Lane	83616
Eagle, Idaho	(Zip Code)
(Address of principal executive offices)

(208) 938-1047
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	LW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 23, 2023, the Board of Directors (the “Board”) of Lamb Weston Holdings, Inc. (“LW” or the “Company”) approved an amendment and restatement of the Company’s Bylaws, effective immediately (as so amended and restated, the “Amended Bylaws”). Among other changes, the Amended Bylaws: (i) update the procedures and disclosure requirements for director nominations made and business proposals submitted by stockholders (other than proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934), to, among other things, address the universal proxy rules adopted by the Securities and Exchange Commission, reserve the white proxy card for the Board’s exclusive use and extend the procedures and disclosure requirements for director nominations to special meetings; (ii) reflect recent amendments to the Delaware General Corporation Law, including to clarify certain procedures relating to stockholder meetings and electronic signatures; (iii)  provide stockholders, beginning with the Company’s annual meeting of stockholders to be held in 2024, with a proxy access right that permits a stockholder (or a group of up to 20 stockholders) that owns 3% or more of the outstanding shares of LW common stock, par value $1.00 per share (“LW Common Stock”), continuously for at least three years to nominate, and have included in the Company’s proxy materials, director nominees constituting 20% of the total number of directors of the Company (rounded down to the nearest whole number, but not less than two), in each case, subject to the requirements, procedures and exceptions set forth in the Amended Bylaws; (iv) specify that certificates representing shares of LW Common Stock will be uncertificated; and (v) make certain other administrative, modernizing, clarifying and conforming changes.

The foregoing summary of the provisions of the Amended Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
3.1	Bylaws of Lamb Weston Holdings, Inc., as amended and restated March 23, 2023
104	Cover Page Interactive Data File (cover page XBRL tags embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAMB WESTON HOLDINGS, INC.

By:	/s/ Eryk J. Spytek
	Name:	Eryk J. Spytek
	Title:	Senior Vice President, General Counsel and Chief Compliance Officer

Date: March 24, 2023